INTERSTATE TAX-EXEMPT FUND

Supplement Dated, December 21, 2004 to the
Statement of Additional Information Dated September 30, 2004

        The second sentence of the first paragraph under the section “How to Buy and Sell Shares - Calculation of Net Asset Value,” which appears on page 25 of the Statement of Additional Information, is amended by deleting the sentence and replacing it with the following:

        “The cut-off time is 5:00 PM Eastern Time for the Primary and U.S. Government Funds, 2:00 PM Eastern Time for the U.S. Treasury Fund, 12:00 PM Eastern Time for the Interstate Tax-Exempt Fund and 11:00 AM Eastern Time for all of the other Funds.”

        The third sentence of the fourth paragraph under the section “How to Buy and Sell Shares - Purchase of Shares,” which appears on pages 26-27 of the Statement of Additional Information, is amended by deleting the sentence and replacing it with the following:

        “Purchase requests must be received by the Funds by 5:00 PM Eastern Time for the Primary and U.S. Government Funds, 2:00 PM Eastern Time for the U.S. Treasury Fund, 12:00 PM Eastern Time for the Interstate Tax-Exempt Fund and 11:00 AM Eastern Time for all of the other Funds (the “cutoff time”) on days that the Funds are open in order to be effective at the NAV calculated on such day.”